Dr. Robb Fraley Chief Technology Officer Salomon Smith Barney R&D Forum May 8, 2003

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; the company's ability to fund its short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this presentation. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise. Forward-Looking Statements

Highlights Continued leadership in Roundup Growing biotechnology business Leadership position in genomics and seeds Ongoing commitment to the broadest and deepest pipeline in the industry Conservative growth assumptions during a challenging transition period Monsanto Continues to Transform Agriculture

$1.25 - $1.40* 36% - 38% range $300M Key Metrics for 2003: Emphasis on Delivering Both Earnings and Cash $350M - $400M** 25% - 27% range Quarterly Targets Q1 Actual: $0.28 Q2 Forecast: $0.91-$1.05 H1 Forecast: $1.19-$1.33 95% of full-year 2003 forecast Earnings Per Share Free Cash Flow Receivables as % of Sales Inventories as % of Sales Capital Expenditures 2003 Targets * Excludes $(0.05) per share effect of accounting change for asset retirement obligations (FAS143) ** Free cash flow is the sum of net cash provided by operations and net cash required by investing activities. For a reconciliation see slide 12 in the First Quarter 2003 Conference Call Slides at www.monsanto.com under the "Financial Reports" tab of the "Investor Information" page.

Source: Phillips McDougall, Monsanto estimates Monsanto's Seed and Trait Investments Align with the Future of Agriculture Industry Gross Profit Pool ($ billions) $13.4 $11.8 $4.3 $6.1 $17.7 $17.9 $0 $5 $10 $15 $20 2000 2004F Biotech / Seed $1.8 B Gross Profit Gain Ag Chem $1.6 B Gross Profit Loss Monsanto Rest of Industry Average Ag Chem 20% Biotech and Seed 80% Biotech and Seed 30% Ag Chem 70% R&D Allocation

Rigorous Process Prioritizes R&D Investments Product performance Probabilities of success R&D spend and capital investments Commercial value Key decisions and milestones Continuous Pipeline Management Process January December Commercial Business Review Field Data Review Technical Project Review Portfolio Prioritization Long Range Planning Budget Submissions Field Data Review Aligns portfolio with corporate strategy and balances near- and long-term priorities Adjusts portfolio mix as competitive and market dynamics evolve Integrates new opportunities and demands with ongoing commitments Evaluate and Track Cross-Functional Oversight

Monsanto Has Consolidated and Focused R&D Spending Corporate R&D down 24% since 1999 Crop focus: Corn, oilseeds, cotton, wheat 2002 restructuring: Integrated genomics with biotechnology; refocused genomics effort Combined molecular breeding with conventional breeding to improve productivity R&D spending typically: One-third discovery One-third improvement of current products One-third commercial support 0 100 200 300 400 500 600 700 800 1999 2000 2001 2002 $ millions R&D Spending

Monsanto's R&D Output Sets Industry Standard First to market with 10 commercial biotech traits launched since 1996 30 USDA biotech approvals Over 50 new products in the pipeline Over 100 new seed hybrids and varieties introduced each year 0 500 1,000 1,500 2,000 2,500 3,000 Dupont Bayer Aventis Dow Syngenta Savia USDA BASF Monsanto Biotech Field Trials Number of field trials

Why Is Monsanto Investing in Seeds and Traits R&D? Source: bio-era: Bio Economic Research Associates Adoption of ag biotech traits is strong and growing Driven by compelling benefits for growers, consumers and supply chain R&D productivity gains are accelerating product discovery and development at a lower cost Driven by increasingly rapid scientific breakthroughs and applications New product pipeline is filled with blockbuster innovations Return on investment is proven On average, R&D expense is recouped within three years after launch 0% 5% 10% 15% 20% 25% 30% DuPont/Pioneer Bayer/Aventis Dow Syngenta Savia/Seminis USDA BASF Cornell U. Stine Seed Florigene U. California Exelixis ISU Rutgers U. U. Guelph Mitsui Millennium U. Wisconsin Novo Cargill Monsanto R&D Productivity Index Includes biotech industry patents, citations, field trials and commercialized products

1996 1999 2002 * Share of U.S. Grower Input Costs: seeds, traits, herbicides, insecticides (includes all Monsanto herbicides, branded and licensed technologies sold by other seed companies) ** Monsanto traits only for cotton (no Monsanto branded seeds) U.S. Seed and Trait Growth Has Allowed Monsanto to Earn Larger Share of Grower Purchases 8% 42% 52% Soybeans Monsanto Share* All Other: Non Monsanto Monsanto Herbicide Monsanto branded seed and traits Monsanto traits sold by others East 92.1 7 0.7 0.2 All Other - Non Monsanto Monsanto Herbicide Monsanto Branded Seed & Trait Monsanto Traits Sold by Others 2002 58 19.2 15.1 7.7 Cotton ** 10% 31% 45% Monsanto Share* All other Chem Seed traits Sold by others East 90 3 0 7 All other Chem Seed traits Sold by others East 69 11 0 20 All other Chem Seed traits Sold by others East 55 18 0 27 Source: Monsanto, industry estimates All other (non-Monsanto) inputs Monsanto branded seed and traits Monsanto herbicide Monsanto traits sold by others Corn 7% 17% 19% Monsanto Share* All other Chem Seed traits East 92.7 7.2 0 0 All other Chem Seed traits Sold by others East 83 7.6 7.6 2.2 All other Chem Seed traits Sold by others East 81 8.9 6.7 3.1

2001 2002 2003F Seeds and Traits 900 850 1050 All Other Products 600 500 550 Roundup 1200 850 750 Total 2700 2200 2350 Gross profit $ millions Seeds and Traits Drive Gross Profit in the Near Term Trait acreage growth continues, particularly in Roundup Ready corn and stacked traits U.S. Roundup business declines from expected share and pricing losses Advanced breeding techniques improve yields and quality Assumes no new Brazilian or European approvals of biotech traits $2,700 $2,200 $2,350

New Innovations Populate the Pipeline

Monsanto New Product Pipeline	Discovery	Phase 1	Phase 2	Phase 3	Phase 4
	Gene/trait identification High-throughput screening	Proof of concept Test gene in plants	Early product development Field trials and pre-regulatory studies	Advanced development Efficacy and regulatory data	Pre-launch Produce seed and regulatory approvals
Input Trait Candidates Farmer productivity	Grain yield Environmental stress tolerance Insect control *Roundup Ready*	Higher-yielding corn Specialized corn Higher-yielding soybeans	*YieldGard II* insect-protected corn *Roundup Ready* and insect-protected soybeans	*Roundup Ready / YieldGard* rootworm-protected corn *Roundup Ready Flex* cotton *Roundup Ready* Wheat Hybrid *Roundup Ready* canola	*YieldGard* rootworm-protected corn *Bollgard II* insect-protected cotton Conservation tillage elite germplasm - corn
Output Trait Candidates Consumer benefit	Protein enhancements Lipid enhancements Carbohydrate enhancements Bioactive compounds	Healthier oil for food uses II Improved-energy corn III for feed	Healthier oil for food uses I Improved-protein soybeans for food Improved-protein soybeans for feed Improved-oil soybeans for processing	High starch /ethanol corn Processor preferred elite germplasm in key crops Improved-energy corn II for feed	Improved-energy corn I for feed

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Monsanto Pioneer Syngenta Dow Advanta KWS Limagrain 37% 28% 15% 7% 4% 5% 1% 3% 3% 3% Corn 30% Soy Technology Drives Germplasm Improvements and Continued Market Penetration Corn Soybean Monsanto Branded Germplasm Monsanto Licensed Germplasm Monsanto Branded Germplasm Monsanto Licensed Germplasm 18% 19% 18% 12% 2002 Global Corn and Soybean Seed Share

Technology Investment Has Boosted Product Performance and Branded Seed Market Position MON 2002 Yield vs. Competitors Relative Maturity (Days) Bushels/Acre 135 150 165 180 95 100 105 110 115 Corn Monsanto Best Standard Maturity Zones 30 40 50 60 Group II Group III Group IV Bushels/Acre Soybean Monsanto Best Standard Performance gains are driven by: Access to diverse global germplasm Extensive network of breeders who rapidly evaluate elite varieties and hybrids and adapt them to local conditions High-throughput molecular biology tools that increase: Probability of success Rate of yield gain Speed-to-market for biotech traits

Breeding and Crop Analytical Tools Facilitate Seed Selection for Market Needs Corn and soybean seeds optimized for conservation tillage use Benefits Superior hybrids and varieties selected for vigor, disease resistance and yield Technical Status Expected to be roughly 40% of U.S. branded seed sold Corn and soybean grain optimized for end- user application Benefits Corn selected for ethanol production Soybeans selected for protein and oil Technical Status Phase 2-3 projects: Product development Selecting Processor Preferred Corn Percent Extractable Starch 0 20 40 60 60 62 64 66 68 70 72 Number of hybrids Residue Proven Grower Profit ($/yr/acre) Soybean Corn 80 85 90 95 100 105 $110 Conventional Conventional No Till No Till $101 $93 $110 $96 1998 - 2001 Processor Preferred Seeds Residue Proven Seeds

Biotechnology Continues To Grow Global Monsanto Planted Biotech Acres Acres in millions 0 20 40 60 80 100 120 140 160 1996 1997 1998 1999 2000 2001 2002 Canola Cotton Corn Soybeans Source: Monsanto estimates Global trait acres grew 12% in 2002 Monsanto trait share 90%+ Global approvals continue Bollgard launched in India YieldGard corn borer approved in Philippines and Spain Roundup Ready corn approved in South Africa Bollgard II cotton approved in Australia 2003 U.S. launch of Bollgard II cotton and YieldGard Rootworm corn

Opportunity for Corn Trait Growth Is Significant Source: Sparks 42% 25% 16% 36% 6% 26% 27% 35% 30% 22% 38% 48% 51% 49% 49% 3% 33% 39% 24% 53% 32% 37% 36% 36% 25% 38% 5% 2002 biotech trait penetration of total cultivated corn acres 15% or Less 16% - 30% 31% - 45% 45% or Greater

Grower Benefits 90%+ grower satisfaction No. 1 reason farmers use Roundup Ready corn is better weed control Growers place $9.20 more value per acre than conventional systems reducing their cost by 5% Future Penetration of 20M acres by 2005 would result in a reduction of traditional corn herbicides by 10M acres Monsanto's U.S. corn herbicide share would increase from 18% today to 24% in 2005 Roundup Ready Corn Broadens Monsanto's Potential in Corn Market Un-treated weedy check Roundup Ready corn treated with Roundup 1998 1999 2000 2001 2002 Roundup Ready corn acres (including stacks) 0.9 2.1 2.7 4.6 7.8 Competitors U.S. Roundup Ready Corn Acre Growth

Control YieldGard Rootworm YieldGard Rootworm Technology a Breakthrough for Corn Growers Opportunity 32 million U.S. acres infested; 15 million acres currently treated Commercial Strategy First to market: Launch 2003 Expected average grower price $18/acre $1 to $3 increase above current premium corn rootworm insecticides Broad licensing and moving rapidly into value-added stacked traits Benefits* Superior pest control and higher yields Increases producer efficiency Reduces insecticide use and exposure Preserves beneficial insects and environment * Dr. Marlin Rice, Iowa State University Yield Advantage Per Acre YieldGard Rootworm Leading Insecticide 0 5 10 15 20 12.2 bushels per acre advantage

YieldGard II Corn Borer Raises the Performance Bar Opportunity Second-generation corn borer trait YieldGard corn borer on more than 24 million acres globally in 2002 Benefits Preserves viability of trait for long- term grower use Broadens spectrum of control, improves efficacy Reduces insecticide use Reduces secondary infections from fungi after insect damage 1 2 3 4 5 6 7 8 9 10 YieldGard I Fall Armyworm Leaf Damage Rating (0-9) Untreated Control YieldGard II Events Untreated Control YieldGard II

Trait Stacking Is One-Stop Shopping for Farmer; Incremental Margin for Monsanto 2003F: 75% - 80% of Monsanto brands will carry at least one trait 30% - 35% of Monsanto brands will be stacked Traditional Base Seed Total Grower price per acre at U.S. retail based on individual trait values $0 $10 $20 $30 $40 $50 $60 $70 $80 Roundup Trait Corn Potential

U.S. Cotton Trait Penetration Has Shifted to Stacked Products As Growers Realize Greater Value Roundup Ready acres Stacked trait acres Bollgard acres Market share Multiple traits have been introduced giving growers greater options; products of choice are stacked Rapid penetration of technology demonstrates value, cost and yield advantages for growers Value proposition most apparent in stacked traits 47% of traits sold in 2002 were stacked 1996 1997 1998 1999 2000 2001 2002 Bollgard 1.8 2 2 2 1.1 0.5 0.3 Bollgard 1.8 2 2 2 1.1 0.5 0.3 Stacked 0 0 0.7 2.4 4.1 5.6 4.8 Millions of acres Market share

Roundup Ready Flex Cotton Enhances Flexibility and Performance Opportunity Second-generation Roundup Ready trait Roundup Ready cotton on 10 million acres in U.S. in 2002 Benefits Increased flexibility with wider window of application Enhanced crop safety Allows later use of Roundup with higher use rates and excellent cotton yields Status Phase 3 project: Advanced development Over-the- Top planting harvest Over-the- Top Current RR Label RR Flex tolerant season long 8 leaf 14 node 4 leaf Cotton Growth Stage Flex Cotton Safe for Repeat Roundup Applications (at 3, 6, 10 and 14 nodes) 500 1000 1500 2000 2500 3000 lbs-seed cotton/acre 0 ae/acre use rate 1.5 ae/acre 2.25 ae/acre Current RR Cotton RR Flex Cotton

Second-Generation Biotech Traits Entering Early Phases of Pipeline

Target


Yield
Quality
Pest
Stress

Screen

Yield
- Photosynthesis
- Seed development
- Plant structure
- Nutrient utilization
- **Harvest ability**

Pest
- Disease resistance
- Insect resistance

Quality
- Starch / Carbohydrates
- Lipids / Oils
- Protein

Stress
- Heat tolerance
- Cold tolerance
- Drought tolerance
- Nutrient conversion


Control
+ Gene

Photosynthesis
(More biomass)


Control
+ Gene

Nutrient Utilization
(Better growth on lower fertilizer)


Control
+ Gene

Environmental Stress
(Drought stress)

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Corn and Soybean Drought Tolerance Product Concept Yield improvement from tolerance to water deficits Benefits Higher yields on all acres through improved water utilization Drought tolerance: Lowers crop losses on dry-land acres and from occasional drought on all acres Reduced irrigation: Grower and environmental benefits Technical Status Phase 1 project: Gene discovery and proof of concept Corn (+) (-) (-) (+) (-) (+) From model to crops Soybean (-) (+) Model

Product Concept Yield increases through enhanced: Photosynthesis Nutrient utilization Grain development Benefits Increased yield per acre Greater production efficiency Improved crop vigor Technical Status Phase 1 project: Gene discovery and proof of concept Yield Enhancement in Corn and Soybean From model to crops Arabidopsis (-) (+) 100 110 120 Arabidopsis Soybean Percent of control Photosynthesis Chlorophyll Arabidopsis (+) (-)

More than 45 food manufacturers and retailers influenced our strategy Identified more than 60 quality trait opportunities with three major themes: Optimize processing Cost, quality and supply Improve taste and nutrition Preference and nourishment Create new experiences Lifestyle, performance and convenience Develop new products across three complementary paths: Conventional germplasm Mine current germplasm base for best raw materials Molecular markers Enhance base germplasm composition Biotech traits Create step change improvements in germplasm Technical and commercial evaluation have advanced four product platforms: Omega 3 Biotech OmniSoy Biotech Soy Protein Breeding and biotech Waxy Wheat Breeding and biotech Food Quality Traits Deliver Consumer Benefit Traits Brands Benefits

Food & Nutrition: Essential Omega-3 Fatty Acids Omega-3 fatty acids are essential constituents in human diet, however: Marine sources are finite Fish oil food use limited because of taste Product Concept Oilseeds enriched with omega-3 Benefit Land based source of omega-3 Consumer receives improved nutrition, e.g. cardiovascular health Food manufacturers obtain a cost effective, renewable supply Technical Status Phase 2 project: Early product development Dietary Omega-3 in Biotech Oilseed Mono- unsaturates Saturates Other poly- unsaturates New bio-available Omega-3 0 20 40 60 80 100% Control Oilseed Biotech Oilseed FA (wt%) Omega-3 Deficiency Implicated in CVD Ratio dietary omega-6:3 4:1 80:1 Japanese Diet UK US Diet Canada Recommendations are for a ratio of 4:1 omega-6 to omega-3 CV deaths/100,000 50 200

Cargill Monsanto Biotechnology Seed & Germplasm Grower Grain handler Grain processor Renessen Joint Venture Uses Biotech to Improve Crops for Animal Production and Crop Processing Projects High value corn: Increased nutritional value of feed High value soybeans: Increased nutritional density Specialty oil corn: High oil and specialty meal for digestibility and nutrition Vitamin E: Increased Vitamin E in oilseeds High oil canola: Improved oil yield and crushing efficiency

0 500 1000 1500 Free Lysine (ppm) Control Event 1 Event 2 Free lysine levels in corn Product Concept Enhanced level of essential amino acids via conventional and transgenic approach Benefits Lower cost of animal feed ration Improved amino acid balance Increased total protein and energy Value added to animal feed producer: Corn: $50-120/acre Soy: $26-$50/acre Technical Status Phase 2 project : Early product development Renessen: High-Value Corn and Soy for Animal Feed 0 1000 2000 3000 4000 Control Neg Pos Trptophan (ppm) Tryptophan levels in soybeans

Network of Relationships and Continuous Innovation Creates Value in R&D Universities & Institutes Growers & Trade Associations Consumers Food Retailers Grain Processors & Food Manufacturers Technology Companies Regulators & Government Agencies Science Products Consumer Education, Benefit and Trust What's wrapped around the product is as important as what's inside Sound Science & Regulatory Systems Products & Services That Raise the Bar Diligent Product Stewardship & Support Market Needs Drive Investment Choices